Exhibit 99.1

800 Cabin Hill Drive, Greensburg, PA 15601-1650

Media contact:	Investor contact:
David Neurohr	Max Kuniansky
Director, External Communications	Executive Director, Investor Relations and Corporate Communications
Phone: (724) 838-6020
Media Hotline: 1-888-233-3583	Phone: (724) 838-6895
E-mail: dneuroh@alleghenyenergy.com	E-mail: mkunian@alleghenyenergy.com

FOR IMMEDIATE RELEASE

Allegheny Energy Reports Strong Financial Results for Year 2010

GREENSBURG, Pa., February 23, 2011 – Allegheny Energy, Inc. (NYSE: AYE) today reported financial results for the fourth quarter and full year 2010.

Consolidated Net Income Attributable to Allegheny Energy, Inc.

	$ millions		Per share
	2010	2009	2010	2009
Three Months Ended December 31
GAAP	$88.2	$109.3	$0.52	$0.64
Adjusted	105.9	112.7	0.62	0.66

Twelve Months Ended December 31
GAAP	$411.7	$392.8	$2.42	$2.31
Adjusted	430.6	396.6	2.53	2.33

Adjusted net income for the fourth quarter of 2010 excludes $3.2 million of pre-tax expense related to the proposed merger with FirstEnergy Corp. and unrealized pre-tax losses of $25.4 million from economic hedges that do not qualify for hedge accounting. Adjusted net income for the fourth quarter of 2009 excludes $13.4 million of pre-tax interest expense related to a debt tender offer and unrealized pre-tax gains of $7.9 million from economic hedges.

Adjusted net income is a non-GAAP financial measure. For information on the calculation of adjusted net income for all periods, see the attached reconciliations of non-GAAP financial measures.

“2010 marks our seventh consecutive year of earnings growth,” said Paul J. Evanson, Chairman, President and Chief Executive Officer of Allegheny Energy. “During the year, we again held O&M costs flat, substantially completed our TrAIL transmission line in record time, and charted a new future for Allegheny with our pending merger with FirstEnergy. We look forward to the opportunities created by joining a larger and more diversified energy company.”

Fourth Quarter Consolidated Results

Adjusted net income for the fourth quarter of 2010 decreased by $6.8 million compared with the same period in 2009. Adjusted results for 2009 included a $10.5 million after-tax benefit associated with the purchase of hydro generation facilities. Key positive factors contributing to results for the fourth quarter of 2010 include increased revenue from transmission expansion, a base rate increase in West Virginia, increased industrial sales and favorable weather. These positive factors were offset by the effect of power hedges and the sale of the Virginia distribution business.

A reduction in tax provisions benefited adjusted net income from regulated operations by $18.8 million in the fourth quarter of 2010. In the fourth quarter of the prior year, changes in Pennsylvania tax law benefited adjusted net income from merchant generation by $18.1 million.

Adjusted EBITDA for the fourth quarter of 2010 was $304.2 million, a decrease of $8.2 million compared to the same quarter of the prior year. EBITDA and adjusted EBITDA are non-GAAP financial measures. Details on the calculation of EBITDA and adjusted EBITDA, as well as reconciliations of these financial measures to net income, are attached to this release.

Fourth Quarter Segment Results

Net Income Attributable to Allegheny Energy, Inc.

Three Months Ended December 31

($ millions)

	2009	2010	Increase (Decrease)
Regulated Operations:
GAAP	$80.2	$34.8	$45.4
Adjusted	81.7	34.8	46.9

Merchant Generation:
GAAP	$7.8	$74.3	$(66.5)
Adjusted	24.0	77.7	(53.7)

Adjusted net income for both segments for 2010 excludes merger-related costs. Adjusted net income for the Merchant Generation segment in both 2010 and 2009 excludes net unrealized gains and losses from economic hedges that do not qualify for hedge accounting. Adjusted net income in the Merchant Generation business for 2009 also excludes expenses related to a debt tender offer. There were no adjustments in the Regulated Operations segment in 2009.

Twelve-Month Consolidated Results

Adjusted net income for the twelve months ended December 31, 2010 increased by $34.0 million compared to the same period in 2009. Key factors contributing to the improved results include increased generation output, higher energy and capacity prices, increased revenue from transmission expansion, higher retail electricity sales, and a base rate increase in West Virginia, partially offset by higher fuel costs, the effect of power hedges, the sale of the Virginia distribution business, and increased interest and depreciation expense reflecting the operation of new scrubbers.

Adjusted EBITDA for the twelve-month period increased by $111.7 million compared to the same period of the prior year. Details on the calculation of EBITDA and adjusted EBITDA, as well as reconciliations of these financial measures to net income, are attached to this release.

Twelve-Month Segment Results

Net Income Attributable to Allegheny Energy, Inc.

Twelve Months Ended December 31

($ millions)

	2009	2010	Increase (Decrease)
Regulated Operations:
GAAP	$247.7	$157.9	$89.8
Adjusted	236.1	157.9	78.2

Merchant Generation:
GAAP	$163.1	$234.0	$(70.9)
Adjusted	193.6	237.8	(44.2)

Adjusted net income for both segments for 2010 excludes merger-related costs. Adjusted net income in the Regulated Operations segment for 2010 excludes a gain from the sale of the company’s Virginia distribution business. There were no adjustments in the Regulated Operations segment in 2009. Adjusted net income for the Merchant Generation segment for 2010 and 2009 excludes net unrealized gains and losses from economic hedges that do not qualify for hedge accounting, as well as interest expense related to debt tender offers.

Allegheny Energy: An Era of Accomplishments

“We’ve achieved a great deal since we refocused on our core business and began restoring the company’s financial health in 2003,” said Mr. Evanson. “Success would not have been possible without the dedication of our hard-working employees. Together, we’ve made great progress.”

Key accomplishments since 2003 include:

Restored Financial Condition

•	Reduced debt

•	Returned to profitability from brink of bankruptcy

•	Restored investment grade credit ratings

•	Reinstated dividend

Created a High-Performance Culture

•	Achieved high customer satisfaction ratings; ranked #1 among northeastern US utilities for six consecutive years by TQS Research (large commercial and industrial customer survey)

•	Improved safety performance to record levels (see Exhibit 1)

•	Reduced operations and maintenance expense and held costs virtually unchanged for past five years (see Exhibit 2)

Launched Transmission Expansion Business

•	Nearly completed multi-state Trans-Allegheny Interstate Line (TrAIL) in unprecedented 5-year period

Increased Profitability

•	Achieved growth in adjusted earnings per share each year since 2003 (see Exhibit 3)

Committed to Environmental Stewardship

•	Invested $1.3 billion to add scrubbers at two power plants

•	Completed scrubber projects on time, on budget

“As we move forward, Allegheny will become part of FirstEnergy, a much larger company with a strong balance sheet, a diversified generation fleet including nuclear plants, solid regulated operations, and better access to capital markets,” Mr. Evanson said. “The new FirstEnergy will be positioned to prosper and grow well into the future.”

Merger Update

The companies have received approvals for their merger from the Virginia State Corporation Commission, the Public Service Commission of West Virginia, and the Maryland Public Service Commission, and have a comprehensive settlement with the majority of the parties to the merger application pending before the Pennsylvania Public Utility Commission. The merger has received approval from the Federal Energy Regulatory Commission and completed the U.S. Department of Justice review process. Shareholders of both FirstEnergy and Allegheny Energy overwhelmingly approved proposals related to the merger.

Investor Call Will Not Be Held

Due to the imminent merger with FirstEnergy, Allegheny Energy will not host an investor conference call to discuss its quarterly results. The companies expect to complete the merger in the first quarter of this year.

Reconciliation of Non-GAAP Financial Measures

This news release includes presentation of adjusted net income, EBITDA, adjusted EBITDA and other non-GAAP financial measures as defined in the Securities and Exchange Commission’s Regulation G.

Management believes that presenting these additional financial measures provide investors with a more complete understanding of the core results and underlying trends from which to consider past performance and prospects for the future. These financial measures should not be considered in isolation or viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as a measure of operating performance or liquidity.

Pursuant to the requirements of Regulation G, tables are attached that reconcile non-GAAP financial measures in this document to the most directly comparable GAAP measure. Additional reconciliations are available at www.alleghenyenergy.com.

Allegheny Energy

Headquartered in Greensburg, Pa., Allegheny Energy is an investor-owned electric utility with total annual revenues of over $3 billion and more than 4,000 employees. The company owns and operates generating facilities and delivers low-cost, reliable electric service to 1.5 million customers in Pennsylvania, West Virginia and Maryland. For more information, visit www.alleghenyenergy.com.

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ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended December 31,		Twelve Months Ended December 31
(In millions, except per share amounts)	2010	2009	2010	2009
Operating revenues	$864.6	$861.1	$3,902.9	$3,426.8

Operating expenses:
Fuel	255.7	222.9	1,192.6	886.6
Purchased power and transmission	113.2	121.7	502.9	502.0
Deferred energy costs, net	10.0	(25.5)	38.1	(64.4)
Gain on sale of Virginia distribution business	0.5	0	(44.6)	0
Operations and maintenance	159.5	168.2	732.9	687.1
Depreciation and amortization	81.8	74.9	323.5	282.1
Taxes other than income taxes	54.1	53.9	226.0	213.6

Total operating expenses	674.8	616.1	2,971.4	2,507.0

Operating income	189.8	245.0	931.5	919.8
Other income (expense), net	3.5	0.9	13.3	7.0
Interest expense	76.3	89.7	316.4	291.1

Income before income taxes	117.0	156.2	628.4	635.7
Income tax expense	28.8	46.4	216.7	241.6

Net income	88.2	109.8	411.7	394.1
Net income attributable to noncontrolling interests	0	(0.5)	0	(1.3)

Net income attributable to Allegheny Energy, Inc.	$88.2	$109.3	$411.7	$392.8

Earnings per common share attributable to Allegheny Energy, Inc.:
Basic	$0.52	$0.64	$2.42	$2.32
Diluted	$0.52	$0.64	$2.42	$2.31

Average common shares outstanding:
Basic	170.1	169.6	169.8	169.5
Diluted	170.6	170.1	170.3	170.0

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	As of December 31,
(In millions)	2010	2009
ASSETS
Current Assets:
Cash and cash equivalents	$490.2	$286.6
Accounts receivable:
Customer	245.9	188.2
Unbilled utility revenue	124.1	116.4
Wholesale and other	53.7	64.4
Allowance for uncollectible accounts	(15.7)	(14.0)
Materials and supplies	108.4	110.6
Fuel	151.3	206.4
Deferred income taxes	0	81.5
Prepaid taxes	48.9	48.4
Collateral deposits	30.7	20.8
Derivative assets	24.5	4.6
Restricted funds	46.9	25.9
Regulatory assets	177.5	132.7
Assets held for sale	0	32.4
Other	29.2	40.4

Total current assets	1,515.6	1,345.3

Property, Plant and Equipment:
Generation	7,623.2	7,469.4
Transmission	1,421.1	1,313.2
Distribution	3,937.5	3,784.4
Other	515.0	440.7
Accumulated depreciation	(5,362.9)	(5,104.9)

Subtotal	8,133.9	7,902.8
Construction work in progress	1,168.0	800.6
Property, plant and equipment held for sale, net	0	253.7

Total property, plant and equipment, net	9,301.9	8,957.1

Other Noncurrent Assets:
Regulatory assets	706.1	717.3
Goodwill	367.3	367.3
Restricted funds	29.4	60.2
Investments in unconsolidated affiliates	49.8	26.7
Other	105.7	115.2

Total other noncurrent assets	1,258.3	1,286.7

Total Assets	$12,075.8	$11,589.1

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (Continued)

	As of December 31,
(In millions, except share amounts)	2010	2009
LIABILITIES AND EQUITY
Current Liabilities:
Long-term debt due within one year	$15.5	$140.8
Accounts payable	383.4	411.4
Accrued taxes	99.5	87.3
Payable to PJM for FTRs, excluding portion netted against derivative assets	0	31.7
Derivative liabilities	6.0	24.4
Regulatory liabilities	9.8	37.4
Accrued interest	72.2	68.3
Security deposits	55.6	51.0
Liabilities associated with assets held for sale	0	10.1
Deferred income taxes	26.1	0
Other	122.8	123.2

Total current liabilities	790.9	985.6

Long-term Debt:
Securitized debt-Environmental Control Bonds	481.0	496.5
Other long-term debt	4,205.0	3,920.5

Total long-term debt	4,686.0	4,417.0

Deferred Credits and Other Liabilities:
Derivative liabilities	7.4	6.7
Income taxes payable	43.4	85.7
Investment tax credit	58.3	61.6
Deferred income taxes	1,653.6	1,501.3
Regulatory liabilities	512.8	461.2
Pension and other postretirement employee benefit plan liabilities	596.8	597.4
Adverse power purchase commitment	96.3	114.4
Liabilities associated with assets held for sale	0	53.1
Other	188.6	177.0

Total deferred credits and other liabilities	3,157.2	3,058.4

Equity:
Common stock - $1.25 par value per share, 260,000,000 shares authorized and 170,028,499 and 169,620,917 shares issued at December 31, 2010 and 2009, respectively	212.5	212.0
Other paid-in capital	1,987.8	1,970.2
Retained earnings	1,307.0	1,022.7
Treasury stock at cost - 54,955 and 51,313 shares at December 31, 2010 and 2009, respectively	(1.9)	(1.8)
Accumulated other comprehensive loss	(63.7)	(89.9)

Total Allegheny Energy, Inc. common stockholders’ equity	3,441.7	3,113.2
Noncontrolling interest	0	14.9

Total equity	3,441.7	3,128.1

Total Liabilities and Equity	$12,075.8	$11,589.1

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

SEGMENT STATEMENTS OF INCOME

THREE MONTHS ENDED DECEMBER 31, 2010 AND 2009

(In millions)	Merchant Generation	Regulated Operations	Eliminations	Total
2010
Operating revenues	$353.5	$806.0	$(294.9)	$864.6
Operating expenses:
Fuel	178.3	77.4	0	255.7
Purchased power and transmission	10.7	396.2	(293.7)	113.2
Deferred energy costs, net	0	10.0	0	10.0
Gain on sale of Virginia distribution business	0	0.5	0	0.5
Operations and maintenance	61.9	98.8	(1.2)	159.5
Depreciation and amortization	32.6	49.6	(0.4)	81.8
Taxes other than income taxes	12.8	41.3	0	54.1

Total operating expenses	296.3	673.8	(295.3)	674.8

Operating income	57.2	132.2	0.4	189.8
Other income (expense), net	0.6	5.3	(2.4)	3.5
Interest expense	32.8	43.9	(0.4)	76.3

Income before income taxes	25.0	93.6	(1.6)	117.0
Income tax expense	15.4	13.4	0	28.8

Net income	9.6	80.2	(1.6)	88.2
Net income attributable to noncontrolling interests	(1.8)	0	1.8	0

Net income attributable to Allegheny Energy, Inc.	$7.8	$80.2	$0.2	$88.2

(In millions)	Merchant Generation	Regulated Operations	Eliminations	Total
2009
Operating revenues	$420.6	$741.5	$(301.0)	$861.1
Operating expenses:
Fuel	185.4	37.5	0	222.9
Purchased power and transmission	(0.9)	422.1	(299.5)	121.7
Deferred energy costs, net	0	(25.5)	0	(25.5)
Operations and maintenance	46.0	123.7	(1.5)	168.2
Depreciation and amortization	30.6	44.8	(0.5)	74.9
Taxes other than income taxes	13.5	40.4	0	53.9

Total operating expenses	274.6	643.0	(301.5)	616.1

Operating income	146.0	98.5	0.5	245.0
Other income (expense), net	(0.2)	4.0	(2.9)	0.9
Interest expense	50.6	39.6	(0.5)	89.7

Income before income taxes	95.2	62.9	(1.9)	156.2
Income tax expense	18.8	27.6	0	46.4

Net income	76.4	35.3	(1.9)	109.8
Net income attributable to noncontrolling interests	(2.1)	(0.5)	2.1	(0.5)

Net income attributable to Allegheny Energy, Inc.	$74.3	$34.8	$0.2	$109.3

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

SEGMENT STATEMENTS OF INCOME

YEAR ENDED DECEMBER 31, 2010 AND 2009

(In millions)	Merchant Generation	Regulated Operations	Eliminations	Total
2010
Operating revenues	$1,758.6	$3,440.3	$(1,296.0)	$3,902.9
Operating expenses:
Fuel	876.0	316.6	0	1,192.6
Purchased power and transmission	38.4	1,755.2	(1,290.7)	502.9
Deferred energy costs, net	0	38.1	0	38.1
Gain on sale of Virginia distribution business	0	(44.6)	0	(44.6)
Operations and maintenance	250.7	487.5	(5.3)	732.9
Depreciation and amortization	129.7	195.5	(1.7)	323.5
Taxes other than income taxes	51.2	174.8	0	226.0

Total operating expenses	1,346.0	2,923.1	(1,297.7)	2,971.4

Operating income	412.6	517.2	1.7	931.5
Other income (expense), net	3.6	22.2	(12.5)	13.3
Interest expense	145.8	173.7	(3.1)	316.4

Income before income taxes	270.4	365.7	(7.7)	628.4
Income tax expense	98.7	118.0	0	216.7

Net income	171.7	247.7	(7.7)	411.7
Net income attributable to noncontrolling interests	(8.6)	0	8.6	0

Net income attributable to Allegheny Energy, Inc.	$163.1	$247.7	$0.9	$411.7

(In millions)	Merchant Generation	Regulated Operations	Eliminations	Total
2009
Operating revenues	$1,608.6	$3,051.2	$(1,233.0)	$3,426.8
Operating expenses:
Fuel	675.5	211.1	0	886.6
Purchased power and transmission	26.4	1,702.8	(1,227.2)	502.0
Deferred energy costs, net	0	(64.4)	0	(64.4)
Operations and maintenance	247.0	445.9	(5.8)	687.1
Depreciation and amortization	106.8	177.1	(1.8)	282.1
Taxes other than income taxes	47.2	166.4	0	213.6

Total operating expenses	1,102.9	2,638.9	(1,234.8)	2,507.0

Operating income	505.7	412.3	1.8	919.8
Other income (expense), net	1.0	17.1	(11.1)	7.0
Interest expense	134.9	157.4	(1.2)	291.1

Income before income taxes	371.8	272.0	(8.1)	635.7
Income tax expense	128.8	112.8	0	241.6

Net income	243.0	159.2	(8.1)	394.1
Net income attributable to noncontrolling interests	(9.0)	(1.3)	9.0	(1.3)

Net income attributable to Allegheny Energy, Inc.	$234.0	$157.9	$0.9	$392.8

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

CONSOLIDATED DATA FOR THE THREE MONTHS ENDED DECEMBER 31, 2010 AND 2009

(in millions, except per share data)

(unaudited)

THREE MONTHS ENDED DECEMBER 31, 2010	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	DILUTED EARNINGS PER SHARE

Calculation of Adjusted Income:

Income - GAAP Basis	$117.0	$88.2	$0.52

Adjustments:
Net unrealized loss associated with economic hedges[1]	25.4	15.5
Expense associated with the planned merger[2]	3.2	1.9
Gain on sale of Virginia distribution business[3]	0.5	0.3

Adjusted Income	$146.1	$105.9	$0.62

Calculation of Adjusted EBITDA:
Net Income attributable to Allegheny Energy, Inc. - GAAP basis		$88.2
Interest expense		76.3
Income tax expense		28.8
Depreciation and amortization		81.8

EBITDA		275.1
Net unrealized loss associated with economic hedges[1]		25.4
Expense associated with the planned merger[2]		3.2
Gain on sale of Virginia distribution business[3]		0.5

Adjusted EBITDA		$304.2

THREE MONTHS ENDED DECEMBER 31, 2009	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	DILUTED EARNINGS PER SHARE

Calculation of Adjusted Income:

Income - GAAP Basis	$156.2	$109.3	$0.64

Adjustments:
Net unrealized gain associated with economic hedges[1]	(7.9)	(4.8)
Expense associated with Allegheny Energy Supply’s purchase of outstanding notes[4]	13.4	8.2

Adjusted Income	$161.7	$112.7	$0.66

Calculation of Adjusted EBITDA:
Net Income attributable to Allegheny Energy, Inc. - GAAP basis		$109.3
Interest expense		89.7
Income tax expense		46.4
Depreciation and amortization		74.9

EBITDA		320.3
Net unrealized gain associated with economic hedges[1]		(7.9)

Adjusted EBITDA		$312.4

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

SEGMENT DATA FOR THE THREE MONTHS ENDED DECEMBER 31, 2010 AND 2009

(in millions)

(unaudited)

	MERCHANT GENERATION		REGULATED OPERATIONS
THREE MONTHS ENDED DECEMBER 31, 2010	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.

Calculation of Adjusted Income:
Income - GAAP Basis	$25.0	$7.8	$93.6	$80.2

Adjustments:
Net unrealized loss associated with economic hedges[1]	25.4	15.5	—	—

Expense associated with the planned merger[2]	1.2	0.7	2.0	1.2

Gain on sale of Virginia distribution business[3]	—	—	0.5	0.3

Adjusted Income	$51.6	$24.0	$96.1	$81.7

Calculation of Adjusted EBITDA:
Net income attributable to Allegheny Energy, Inc. - GAAP basis		$7.8		$80.2
Interest expense		32.8		43.9
Income tax expense		15.4		13.4
Depreciation and amortization		32.6		49.6

EBITDA		88.6		187.1
Net unrealized loss associated with economic hedges[1]		25.4		—
Expense associated with the planned merger[2]		1.2		2.0
Gain on sale of Virginia distribution business[3]		—		0.5

Adjusted EBITDA		$115.2		$189.6

	MERCHANT GENERATION		REGULATED OPERATIONS
THREE MONTHS ENDED DECEMBER 31, 2009	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.

Calculation of Adjusted Income:
Income - GAAP Basis	$95.2	$74.3	$62.9	$34.8

Adjustments:
Net unrealized gain associated with economic hedges[1]	(7.9)	(4.8)	—	—
Expense associated with Allegheny Energy Supply’s purchase of outstanding notes[4]	13.4	8.2	—	—

Adjusted Income	$100.7	$77.7	$62.9	$34.8

Calculation of Adjusted EBITDA:
Net income attributable to Allegheny Energy, Inc. - GAAP basis		$74.3		$34.8
Interest expense		50.6		39.6
Income tax expense		18.8		27.6
Depreciation and amortization		30.6		44.8

EBITDA		174.3		146.8
Net unrealized gain associated with economic hedges[1]		(7.9)		—

Adjusted EBITDA		$166.4		$146.8

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

CONSOLIDATED DATA FOR THE YEAR ENDED DECEMBER 31, 2010 AND 2009

(in millions, except per share data)

(unaudited)

YEAR ENDED DECEMBER 31, 2010	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	DILUTED EARNINGS PER SHARE

Calculation of Adjusted Income:

Income - GAAP Basis	$628.4	$411.7	$2.42

Adjustments:
Net unrealized loss associated with economic hedges[1]	29.1	17.7
Expense associated with the planned merger[2]	39.9	24.5
Gain on sale of Virginia distribution business[3]	(44.6)	(27.7)
Expense associated with Allegheny Energy Supply’s purchase of outstanding notes[4]	7.3	4.4

Adjusted Income	$660.1	$430.6	$2.53

Calculation of Adjusted EBITDA:
Net Income attributable to Allegheny Energy, Inc. - GAAP basis		$411.7
Interest expense		316.4
Income tax expense		216.7
Depreciation and amortization		323.5

EBITDA		1,268.3
Net unrealized loss associated with economic hedges[1]		29.1
Expense associated with the planned merger[2]		39.9
Gain on sale of Virginia distribution business[3]		(44.6)

Adjusted EBITDA		$1,292.7

YEAR ENDED DECEMBER 31, 2009	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	DILUTED EARNINGS PER SHARE

Calculation of Adjusted Income:

Income - GAAP Basis	$635.7	$392.8	$2.31

Adjustments:
Net unrealized gain associated with economic hedges[1]	(26.6)	(16.3)
Expense associated with Allegheny Energy Supply’s purchase of outstanding notes[4]	32.7	20.1

Adjusted Income	$641.8	$396.6	$2.33

Calculation of Adjusted EBITDA:
Net Income attributable to Allegheny Energy, Inc. - GAAP basis		$392.8
Interest expense		291.1
Income tax expense		241.6
Depreciation and amortization		282.1

EBITDA		1,207.6
Net unrealized gain associated with economic hedges[1]		(26.6)

Adjusted EBITDA		$1,181.0

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

SEGMENT DATA FOR THE YEAR ENDED DECEMBER 31, 2010 AND 2009

(in millions)

(unaudited)

	MERCHANT GENERATION		REGULATED OPERATIONS
YEAR ENDED DECEMBER 31, 2010	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.

Calculation of Adjusted Income:
Income - GAAP Basis	$270.4	$163.1	$365.7	$247.7

Adjustments:
Net unrealized loss associated with economic hedges[1]	29.1	17.7	—	—

Expense associated with the planned merger[2]	13.6	8.4	26.3	16.1

Gain on sale of Virginia distribution business[3]	—	—	(44.6)	(27.7)
Expense associated with Allegheny Energy Supply’s purchase of outstanding notes[4]	7.3	4.4	—	—

Adjusted Income	$320.4	$193.6	$347.4	$236.1

Calculation of Adjusted EBITDA:
Net income attributable to Allegheny Energy, Inc. - GAAP basis		$163.1		$247.7
Interest expense		145.8		173.7
Income tax expense		98.7		118.0
Depreciation and amortization		129.7		195.5

EBITDA		537.3		734.9
Net unrealized loss associated with economic hedges[1]		29.1		—
Expense associated with the planned merger[2]		13.6		26.3
Gain on sale of Virginia distribution business[3]		—		(44.6)

Adjusted EBITDA		$580.0		$716.6

	MERCHANT GENERATION		REGULATED OPERATIONS
YEAR ENDED DECEMBER 31, 2009	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.

Calculation of Adjusted Income:
Income - GAAP Basis	$371.8	$234.0	$272.0	$157.9

Adjustments:
Net unrealized gain associated with economic hedges[1]	(26.6)	(16.3)	—	—
Expense associated with Allegheny Energy Supply’s purchase of outstanding notes[4]	32.7	20.1	—	—

Adjusted Income	$377.9	$237.8	$272.0	$157.9

Calculation of Adjusted EBITDA:
Net income attributable to Allegheny Energy, Inc. - GAAP basis		$234.0		$157.9
Interest expense		134.9		157.4
Income tax expense		128.8		112.8
Depreciation and amortization		106.8		177.1

EBITDA		604.5		605.2
Net unrealized gain associated with economic hedges[1]		(26.6)		—

Adjusted EBITDA		$577.9		$605.2

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

SUMMARY OF ADJUSTMENTS

(in millions)

(unaudited)

ADJUSTED OPERATING REVENUE	THREE MONTHS ENDED DEC 31, 2010	THREE MONTHS ENDED DEC 31, 2009
Operating revenue:
As reported	$864.6	$861.1

Net unrealized loss/(gain) associated with economic hedges[1]	25.4	(7.9)

As Adjusted	$890.0	$853.2

ADJUSTED OPERATIONS AND MAINTENANCE EXPENSE	THREE MONTHS ENDED DEC 31, 2010	THREE MONTHS ENDED DEC 31, 2009
Operations and maintenance expense:
As reported	$159.5	$168.2

Expense associated with the planned merger[2]	(3.2)	—

As Adjusted	$156.3	$168.2

ADJUSTED INTEREST EXPENSE	THREE MONTHS ENDED DEC 31, 2010	THREE MONTHS ENDED DEC 31, 2009
Interest expense:
As reported	$76.3	$89.7

Expense associated with Allegheny Energy Supply’s purchase of outstanding notes[4]	—	(13.4)

As Adjusted	$76.3	$76.3

ADJUSTED INCOME TAX EXPENSE	THREE MONTHS ENDED DEC 31, 2010	THREE MONTHS ENDED DEC 31, 2009
Income taxes:
As reported	$28.8	$46.4

Income taxes related to net unrealized losses/(gains) associated with economic hedges[1]	9.9	(3.1)
Income taxes related to expense associated with the planned merger[2]	1.3	—
Income taxes related to gain on sale of the Virginia distribution business[3]	0.2	—
Income taxes associated with Allegheny Energy Supply’s purchase of outstanding notes[4]	—	5.2

As Adjusted	$40.2	$48.5

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

Notes to Reconciliation of Non-GAAP Financial Measures:

(1)	Adjustments relating to certain unrealized losses/(gains) included in GAAP operating revenues:

	THREE MONTHS ENDED DEC 31, 2010	THREE MONTHS ENDED DEC 31, 2009
Financial transmission rights	($1.2)	($11.9)
Power hedges	20.8	(3.7)
Hedging strategy relating to a natural gas transportation contract	5.8	7.7

Total adjustments	$25.4	($7.9)

	YEAR ENDED DEC 31, 2010	YEAR ENDED DEC 31, 2009
Financial transmission rights	($21.9)	($33.2)
Power hedges	19.0	10.1
Hedging strategy relating to a natural gas transportation contract	32.0	(3.5)

Total adjustments	$29.1	($26.6)

(2)

In February, 2010, Allegheny Energy, Inc. and FirstEnergy Corp. entered into an Agreement and Plan of Merger. Incremental merger costs were included in operations and maintenance expense on the Consolidated Statements of Income.

(3)

On June 1, 2010, Potomac Edison sold its electric distribution operations in Virginia (the “Virginia distribution business”) to Rappahannock Electric Cooperative and Shenandoah Valley Electric Cooperative, resulting in a pre-tax gain of approximately $45.1 million. In December 2010, a true-up to the gain of ($0.5 million) was recognized resulting in an overall transaction net pre-tax gain of approximately $44.6 million. The gain on sale is presented as “Gain on sale of Virginia distribution business” on the Consolidated Statements of Income.

(4)

In July, 2010, Allegheny Energy Supply redeemed all $150.5 million of its outstanding 7.80% Medium Term Notes due 2011. The osts associated with this purchase in the amount of $7.3 million were charged to interest expense in the GAAP basis Consolidated Statements of Income.

In September, 2009, Allegheny Energy Supply purchased its outstanding 7.80% Notes due 2011 and its 8.25% Notes due 2012 in the aggregate principal amount of $244.3 million, pursuant to a cash tender offer. The costs associated with this purchase in the amount of $19.3 million were charged to interest expense in the GAAP basis Consolidated Statements of Income.

In October, 2009, Allegheny Energy Supply purchased its outstanding 7.80% Medium Term Notes due 2011 in the aggregate principal amount of $152.0 million, pursuant to a cash tender offer. The costs associated with this purchase in the amount of $13.4 million were charged to interest expense in the GAAP basis Consolidated Statements of Income.

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

OPERATING STATISTICS

(unaudited)

Three Months Ended December 31,

	Actual	Actual		Excluding Virginia Operations*
	2010	2009	Change	2010	2009	Change
REGULATED OPERATIONS
Retail electricity sales (thousand MWh):
Residential	4,070	4,283	-5.0%	4,070	3,953	3.0%
Commercial	2,558	2,691	-4.9%	2,558	2,513	1.8%
Industrial and other	3,536	3,533	0.1%	3,536	3,310	6.8%
Total	10,164	10,507	-3.3%	10,164	9,776	4.0%
Usage per customer (KWh):
Residential	3,163	3,129	1.1%	3,163	3,082	2.6%
Commercial	14,776	14,413	2.5%	14,776	14,611	1.1%
Industrial	134,884	128,187	5.2%	134,884	127,400	5.9%
Regulated generation (thousand MWh):
Supercritical coal	2,348	975	140.8%
Other coal	185	108	71.3%
Hydro and other	120	136	-11.8%
Total	2,653	1,219	117.6%

MERCHANT GENERATION
Generation (thousand MWh):
Supercritical coal	5,616	5,764	-2.6%
Other coal	521	479	8.8%
Gas	206	321	-35.8%
Hydro and other	314	330	-4.8%
Total	6,657	6,894	-3.4%
Net capacity factor:
Supercritical coal	57%	58%	-1.0%
All coal	53%	54%	-1.0%
Equivalent availability factor:
Supercritical coal	77%	83%	-6.0%
All coal	76%	84%	-8.0%

DEGREE DAYS
Heating	2,130	1,882	13.2%
Cooling	6	3	100.0%

*	Represents actual results for both 2010 and 2009 excluding amounts relating to the Virginia distribution operations that were sold on June 1, 2010.

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

OPERATING STATISTICS

(unaudited)

Twelve Months Ended December 31,

	Actual	Actual		Excluding Virginia Operations*
	2010	2009	Change	2010	2009	Change
REGULATED OPERATIONS
Retail electricity sales (thousand MWh):
Residential	17,008	16,892	0.7%	16,417	15,593	5.3%
Commercial	10,923	11,141	-2.0%	10,622	10,396	2.2%
Industrial and other	14,458	14,007	3.2%	14,068	13,111	7.3%
Total	42,389	42,040	0.8%	41,107	39,100	5.1%
Usage per customer (KWh):
Residential	12,887	12,356	4.3%	12,771	12,170	4.9%
Commercial	61,197	59,857	2.2%	61,549	60,636	1.5%
Industrial	540,820	509,987	6.0%	539,054	506,355	6.5%
Regulated generation (thousand MWh):
Supercritical coal	9,552	6,596	44.8%
Other coal	720	392	83.7%
Hydro and other	627	538	16.5%
Total	10,899	7,526	44.8%

MERCHANT GENERATION
Generation (thousand MWh):
Supercritical coal	26,625	22,375	19.0%
Other coal	2,906	1,504	93.2%
Gas	1,049	828	26.7%
Hydro and other	1,471	1,297	13.4%
Total	32,051	26,004	23.3%
Net capacity factor:
Supercritical coal	69%	58%	11.0%
All coal	65%	53%	12.0%
Equivalent availability factor:
Supercritical coal	82%	80%	2.0%
All coal	82%	81%	1.0%

DEGREE DAYS
Heating	5,327	5,225	2.0%
Cooling	1,208	816	48.0%

*	Represents actual results for both 2010 and 2009 excluding amounts relating to the Virginia distribution operations that were sold on June 1, 2010.

Exhibit 1

Exhibit 2

Exhibit 3